Exhibit 21        Subsidiaries of the Registrant




Entity Name                                         Organization Place
-----------                                         ------------------

1278844 Ontario Ltd.                                    Canada
Affiliate Marks Investments, Inc.                       DE
Affiliate Relations Holdings, Inc.                      DE
Affiliate Relations, Inc.                               DE
Affiliate Sales & Marketing, Inc.                       DE
AWACS Garden State, Inc.                                DE
BroadNet Austria GmbH                                   Austria
BroadNet Czech s.r.o.                                   Czech Republic
BroadNet Deutschland GmbH                               Germany
BroadNet Europe SPRL                                    Belgium
BroadNet France S.A.S.                                  France
BroadNet Hellas S.A.                                    Greece
BroadNet Holdings B.V.                                  The Netherlands
BroadNet Italy Holdings Ltd                             UK
BroadNet Italy SPA                                      Italy
BroadNet Magyarorszag Kft                               Poland
BroadNet Norway A.S.                                    Norway
BroadNet Poland Holdings Ltd                            UK
BroadNet Polska s.p.z.o.o.                              Poland
BroadNet Slovakia s.r.o.                                Slovakia
BroadNet Suisse A.S.                                    Switzerland
BroadNet UK Ltd                                         UK
BroadNet Hungary Holdings Ltd                           UK
Cable TV Fund 12-A, Ltd.                                CO
Cable TV Fund 12-B, Ltd.                                CO
Cable TV Fund 12-B/C/D Venture                          CO
Cable TV Fund 12-C, Ltd.                                CO
Cable TV Fund 12-D, Ltd.                                CO
Cable TV Fund 14-A, Ltd.                                CO
Cable TV Fund 14-B, Ltd.                                CO
Cable TV Fund 15-A, Ltd.                                CO
Cablevision Investment of Detroit, Inc.                 MI
CAH, Inc.                                               PA
California Ad Sales, Inc.                               DE
CDirect Mexico I, Inc.                                  DE
CDirect Mexico II, Inc.                                 DE
Classic Services,  Inc.                                 DE
Clinton Cable TV Investors, Inc.                        MI

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Entity Name                                         Organization Place
-----------                                         ------------------

Coastal Cable TV, Inc.                                  CT
COM Indiana, Inc.                                       DE
COM Indianapolis, Inc.                                  DE
COM Inkster, Inc.                                       MI
COM MH, Inc.                                            DE
COM Sacramento, Inc.                                    CA
COM South, Inc.                                         CO
COM Sports Holding Company, Inc.                        DE
COM Sports Ventures, Inc.                               DE
Comcast 38GHZ, Inc.                                     DE
Comcast Brazil, Inc.                                    DE
Comcast Business Telephony Services, Inc.               DE
Comcast Cable Communications, Inc.                      DE
Comcast Cable Communications, Inc.                      PA
Comcast Cable Funding GP, Inc.                          DE
Comcast Cable Funding LP, Inc.                          DE
Comcast Cable Funding, Inc.                             DE
Comcast Cable Funding, L.P.                             DE
Comcast Cable Investors, Inc.                           DE
Comcast Cable of Indiana, Inc.                          DE
Comcast Cable of Maryland, Inc.                         DE
Comcast Cable Tri-Holdings, Inc.                        DE
Comcast Cable Trust I                                   DE
Comcast Cable Trust II                                  DE
Comcast Cable Trust III                                 DE
Comcast Cablevision Corporation of Alabama              AL
Comcast Cablevision Corporation of California           CA
Comcast Cablevision Corporation of Connecticut          CT
Comcast Cablevision Corporation of Florida              FL
Comcast Cablevision Corporation of the Southeast        FL
Comcast Cablevision Investment Corporation              DE
Comcast Cablevision of Arkansas, Inc.                   DE
Comcast Cablevision of Boca Raton, Inc.                 DE
Comcast Cablevision of Broward County, Inc.             DE
Comcast Cablevision of Bryant, Inc.                     AR
Comcast Cablevision of Burlington County, Inc.          DE
Comcast Cablevision of Carolina, Inc.                   SC
Comcast Cablevision of Central New Jersey, Inc.         DE

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Entity Name                                         Organization Place
-----------                                         ------------------

Comcast Cablevision of Chesterfield County, Inc.        VA
Comcast Cablevision of Clinton                          MI
Comcast Cablevision of Clinton, Inc.                    MI
Comcast Cablevision of Clinton, Inc.                    CT
Comcast Cablevision of Colorado, LLC                    DE
Comcast Cablevision of Danbury, Inc.                    DE
Comcast Cablevision of Delmarva, Inc.                   DE
Comcast Cablevision of Detroit                          MI
Comcast Cablevision of Detroit, Inc.                    MI
Comcast Cablevision of Dothan, Inc.                     AL
Comcast Cablevision of Flint, Inc.                      MI
Comcast Cablevision of Fontana, Inc.                    DE
Comcast Cablevision of Fort Wayne Limited Partnership   IN
Comcast Cablevision of Gadsden, Inc.                    AL
Cocmast Cablevision of Georgia/South Carolina, Inc.     CO
Comcast Cablevision of Gloucester County, Inc.          DE
Comcast Cablevision of Grosse Pointe, Inc.              MI
Comcast Cablevision of Groton, Inc.                     CT
Comcast Cablevision of Hallandale, Inc.                 FL
Comcast Cablevision of Harford County, Inc.             MD
Comcast Cablevision of Hopewell Valley, Inc.            NJ
Comcast Cablevision of Howard County, Inc.              MD
Comcast Cablevision of Huntsville, Inc.                 AL
Comcast Cablevision of Indianapolis, Inc.               DE
Comcast Cablevision of Indianapolis, L.P.               DE
Comcast Cablevision of Inkster Limited Partnership      MI
Comcast Cablevision of Inland Empire, Inc.              DE
Comcast Cablevision of Jersey City, Inc.                NJ
Comcast Cablevision of Lake County, LLC                 DE
Comcast Cablevision of Laurel, Inc.                     MS
Comcast Cablevision of Lawrence, Inc.                   NJ
Comcast Cablevision of Little Rock, Inc.                AR
Comcast Cablevision of Lompoc, Inc.                     DE
Comcast Cablevision of Lower Merion, Inc.               PA
Comcast Cablevision of Macomb County, Inc.              MI
Comcast Cablevision of Macomb, Inc.                     MI
Comcast Cablevision of Marianna, Inc.                   DE
Comcast Cablevision of Maryland Limited Partnership     MD

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Entity Name                                         Organization Place
-----------                                         ------------------

Comcast Cablevision of Maryland LLC                     DE
Comcast Cablevision of Maryland, Inc.                   CO
Comcast Cablevision of Mercer County, Inc.              NJ
Comcast Cablevision of Meridian, Inc.                   MS
Comcast Cablevision of Middletown, Inc.                 DE
Comcast Cablevision of Missouri, Inc.                   CO
Comcast Cablevision of Mobile, Inc.                     AL
Comcast Cablevision of Monmouth County, Inc.            DE
Comcast Cablevision of Mt. Clemens                      MI
Comcast Cablevision of Mt. Clemens, Inc.                MI
Comcast Cablevision of New Haven, Inc.                  CT
Comcast Cablevision of New Jersey, Inc.                 NJ
Comcast Cablevision of New Mexico, Inc.                 CO
Comcast Cablevision of Newport Beach, Inc.              DE
Comcast Cablevision of Northwest New Jersey, Inc.       DE
Comcast Cablevision of Ocean County, Inc.               DE
Comcast Cablevision of Orange County, Inc.              DE
Comcast Cablevision of Paducah, Inc.                    KY
Comcast Cablevision of Panama City, Inc.                DE
Comcast Cablevision of Perry, Inc.                      DE
Comcast Cablevision of Philadelphia Area I, Inc.        PA
Comcast Cablevision of Philadelphia, Inc.               PA
Comcast Cablevision of Plainfield, Inc.                 DE
Comcast Cablevision of Quincy, Inc.                     DE
Comcast Cablevision of Sacramento                       CA
Comcast Cablevision of Sacramento, Inc.                 DE
Comcast Cablevision of San Bernardino, Inc.             DE
Comcast Cablevision of Santa Ana, Inc.                  DE
Comcast Cablevision of Santa Maria, Inc.                DE
Comcast Cablevision of Seal Beach, Inc.                 DE
Comcast Cablevision of Shelby, Inc.                     MI
Comcast Cablevision of Simi Valley, Inc.                DE
Comcast Cablevision of Southeast Michigan, Inc.         DE
Comcast Cablevision of Sterling Heights, Inc.           MI
Comcast Cablevision of Tallahassee, Inc.                DE
Comcast Cablevision of Taylor, Inc.                     MI
Comcast Cablevision of the Meadowlands, Inc.            NJ
Comcast Cablevision of the Shoals, Inc.                 AL

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Entity Name                                         Organization Place
-----------                                         ------------------

Comcast Cablevision of the South                        CO
Comcast Cablevision of the South, Inc.                  CO
Comcast Cablevision of the South, LP                    DE
Comcast Cablevision of the South, LLC                   DE
Comcast Cablevision of Tupelo, Inc.                     MS
Comcast Cablevision of Tuscaloosa, Inc.                 AL
Comcast Cablevision of Utica, Inc.                      MI
Comcast Cablevision of Virginia, Inc.                   CO
Comcast Cablevision of Warren                           MI
Comcast Cablevision of Warren, Inc.                     MI
Comcast Cablevision of West Florida, Inc.               DE
Comcast Cablevision of West Palm Beach, Inc.            DE
Comcast Cablevision of Westmoreland, Inc.               PA
Comcast Cablevision of Willow Grove, Inc.               PA
Comcast Cablevision of Wisconsin, Inc.                  CO
Comcast Capital Corporation                             DE
Comcast CICG GP, Inc.                                   DE
Comcast CICG LP, Inc.                                   DE
Comcast CICG, L.P.                                      DE
Comcast Commercial Online Communications, Inc.          DE
Comcast Communications Properties, Inc.                 DE
Comcast Content & Communications Corporation            DE
Comcast Corporate Investments, Inc.                     DE
Comcast Corporation Trust I                             DE
Comcast Corporation Trust II                            DE
Comcast Corporation Trust III                           DE
Comcast Crystalvision, Inc.                             DE
Comcast DC Radio, Inc.                                  DE
Comcast do Brasil Ltda.                                 Brazil
Comcast Entertainment Holdings LLC                      DE
Comcast Financial Agency Corporation                    DE
Comcast Florida Programming Investments, Inc.           DE
Comcast Funding GP, Inc.                                DE
Comcast Funding LP, Inc.                                DE
Comcast Funding, Inc.                                   DE
Comcast Funding, L.P.                                   DE
Comcast FW, Inc.                                        DE
Comcast Garden State, Inc.                              DE

Entity Name                                         Organization Place
-----------                                         ------------------

Comcast Hattiesburg Holding Company, Inc.               DE
Comcast Heritage, Inc.                                  DE
Comcast Holdings, Inc.                                  DE
Comcast ICG, Inc.                                       DE
Comcast International Holdings, Inc.                    DE
Comcast Investment Holdings, Inc.                       DE
Comcast JOIN Holdings, Inc.                             DE
Comcast LCI Bond Holdings, Inc.                         DE
Comcast LCI Holdings, Inc.                              DE
Comcast Life Insurance Holding Company                  DE
Comcast MH Holdings, Inc.                               DE
Comcast MH Telephony Communications of Florida, Inc.    FL
Comcast MH Telephony Communications of Michigan, Inc.   MI
Comcast MH Telephony Communications of New Jersey, Inc. NJ
Comcast MHCP Holdings, L.L.C                            DE
Comcast Michigan Holdings, Inc.                         MI
Comcast Midwest Management, Inc.                        DE
Comcast Online Communications, Inc.                     DE
Comcast Online Communications, LLC                      DE
Comcast Online Holdings, Inc.                           DE
Comcast PC Investments, Inc.                            DE
Comcast Philadelphia Interconnect Partner, Inc.         DE
Comcast Prime, LLC                                      DE
Comcast Primestar Holdings, Inc.                        DE
Comcast Programming Holdings, Inc.                      DE
Comcast Programming Ventures, Inc.                      DE
Comcast QIH GP, Inc.                                    DE
Comcast QIH LP, Inc.                                    DE
Comcast QIH, L.P.                                       DE
Comcast QVC, Inc.                                       DE
Comcast Real Estate Holdings of Alabama, Inc.           AL
Comcast Real Estate Holdings, Inc.                      DE
Comcast SCH Holdings, Inc.                              CO
Comcast SCH Holdings, LLC                               DE
Comcast Southeast Sports Channel, LLC                   DE
Comcast Spectacor Foundation                            PA
Comcast Spectacor, L.P.                                 PA
Comcast Sports Holding Company, Inc.                    DE

Entity Name                                                 Organization Place
-----------                                                 ------------------

Comcast Storer Finance Sub, Inc.                                    DE
Comcast Storer, Inc.                                                DE
Comcast Technology, Inc.                                            DE
Comcast Telecommunications, Inc.                                    PA
Comcast Telephony Communications Holdings, Inc.                     DE
Comcast Telephony Communications of California, Inc.                CA
Comcast Telephony Communications of Connecticut, Inc.               CT
Comcast Telephony Communications of Delaware, Inc.                  DE
Comcast Telephony Communications of Florida, Inc.                   FL
Comcast Telephony Communications of Georgia, Inc.                   GA
Comcast Telephony Communications of Indiana, Inc.                   IN
Comcast Telephony Communications of Maryland, Inc.                  MD
Comcast Telephony Communications of Michigan, Inc.                  MI
Comcast Telephony Communications of New Jersey, Inc.                NJ
Comcast Telephony Communications of Pennsylvania, Inc.              PA
Comcast Telephony Communications of South Carolina, Inc.            SC
Comcast Telephony Communications, Inc.                              DE
Comcast Telephony Services Holdings, Inc.                           DE
Comcast Teleport, Inc.                                              DE
Comcast TM, Inc.                                                    DE
Comcast WCS Communications, Inc.                                    DE
Comcast WCS ME02, Inc.                                              DE
Comcast WCS MEO4, Inc.                                              DE
Comcast WCS MEO5, Inc.                                              DE
Comcast WCS ME16, Inc.                                              DE
Comcast WCS ME19A, Inc.                                             DE
Comcast WCS ME22, Inc.                                              DE
Comcast WCS ME26, Inc.                                              DE
Comcast WCS ME28, Inc.                                              DE
Comcast WCS ME43, Inc.                                              DE
Comcast WCS RE01, Inc.                                              DE
ComCon Entertainment Holdings, Inc.                                 DE
CVN Companies, Inc.                                                 MN
CVN Distribution Co., Inc.                                          MN
Diamonique Corporation                                              NJ
Diamonique Corporation                                              PA
E! Entertainment Television International Holdings Inc.             DE
E! Entertainment Television, Inc.                                   DE

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Entity Name                                                 Organization Place
-----------                                                 ------------------

E! Online, Inc.                                                     DE
E! Online, LLC                                                      CA
Eastechnica IV S.G.P.S.                                             Portugal
ER Marks, Inc.                                                      DE
Exclamation Music, Inc.                                             CA
Exclamation Productions, Inc.                                       CA
EZShop International, Inc.                                          DE
First Television Corporation                                        DE
Florida Telecommunications Services, Inc.                           FL
Flyers Skate Zone, Inc.                                             PA
Flyers Skate Zone, L.P.                                             PA
FPS Rink, Inc.                                                      PA
FPS Rink, L.P.                                                      PA
Global Spectrum, Inc.                                               PA
Globe Facilities Limited Patnership                                 DE
IDS/Jones Growth Patners 89-B, Ltd.                                 CO
IDS/Jones Growth Patners II, L.P.                                   CO
IDS/Jones Joint Venture Partners                                    CO
Innovative Retailing, Inc.                                          DE
Interactive Technology Holdings, LLC                                DE
Jones Cable Corporation                                             CO
Jones Cable Holdings II, Inc.                                       CO
Jones Cable Holdings, Inc.                                          CO
Jones Cable Income Fund 1-B, Ltd.                                   CO
Jones Cable Income Fund 1-B/C Venture                               CO
Jones Cable Income Fund 1-C, Ltd.                                   CO
Jones Communications of Arizona, Inc.                               CO
Jones Communications of California, Inc.                            CO
Jones Futurex, Inc.                                                 CO
Jones Growth Partners L.P.                                          CO
Jones Intercable Funds, Inc.                                        CO
Jones Intercable, Inc.                                              CO
Jones Panorama Properties, Inc.                                     CO
Jones Programming Services, Inc.                                    CO
Jones Spacelink Cable Corporation                                   CO
Jones Spacelink Income/Growth Fund 1-A, Ltd.                        CO
Jones Telecommunications of California, Inc.                        CO
Jones Telecommunications of Maryland, Inc.                          CO

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Entity Name                                           Organization Place
-----------                                           ------------------

Jones Telecommunications of Virginia, Inc.                  VA
LenComm, Inc.                                               CA
Lenfest Advertising, Inc.                                   DE
Lenfest Atlantic Communications, Inc.                       DE
Lenfest Atlantic, Inc.                                      NJ
Lenfest Australia Group Pty Ltd.                            Australia
Lenfest Australia Investment Pty Ltd.                       Australia
Lenfest Australia, Inc.                                     DE
Lenfest Clearview, Inc.                                     DE
Lenfest Delaware Properties, Inc.                           DE
Lenfest International, Inc.                                 DE
Lenfest Investments, Inc.                                   DE
Lenfest Jersey, Inc.                                        DE
Lenfest MCN Delmarva Associates, L.P.
Lenfest MCN Delmarva Investments, Inc.                      DE
Lenfest MCN Delmarva, Inc.                                  DE
Lenfest MCN, Inc.                                           DE
Lenfest New Castle County, Inc.                             DE
Lenfest Oaks, Inc.                                          PA
Lenfest Philadelphia Interconnect, Inc.                     DE
Lenfest Raystay Holdings, Inc.                              DE
Lenfest West, Inc.                                          CA
Lenfest York, Inc.                                          DE
M H Lightnet Inc.                                           DE
Mobile Enterprises, Inc.                                    DE
Mt. Clemens Cable TV Investors, Inc.                        MI
MTCB S.A                                                    Brazil
New England Microwave, Inc.                                 CT
Pattison Development, Inc.                                  PA
Pattison Realty, Inc.                                       PA
Philadelphia 76ers, Inc.                                    DE
Philadelphia 76ers, L.P.                                    DE
Philadelphia Flyers Enterprises Co.                         Nova Scotia
Philadelphia Phantoms, Inc.                                 PA
Philadelphia Phantoms, L.P.                                 PA
Philadelphia Sports Media, Inc.                             PA
Philadelphia Sports Media, L.P.                             PA
Pioneer Studios, Inc.                                       DE

Entity Name                                           Organization Place
-----------                                           ------------------

Q Fit, Inc.                                                 DE
Q The Music, Inc.                                           DE
Q2 Inc.                                                     NY
QDirect Ventures, Inc.                                      DE
QExhibits, Inc.                                             DE
QFit, Inc.                                                  DE
QHealth, Inc.                                               DE
QVC                                                         UK
QVC Britain                                                 UK
QVC Britain I, Inc.                                         DE
QVC Britain II, Inc.                                        DE
QVC Britain III, Inc.                                       DE
QVC Canada Holdings II Ltd.                                 Ontario
QVC Canada Holdings Ltd.                                    Ontario
QVC Chesapeake, Inc.                                        VA
QVC de Mexico de C.V                                        Mexico
QVC Delaware, Inc.                                          DE
QVC Deutschland GMBH                                        Germany
QVC EDV-SERVICE GmbH                                        Germany
QVC Germany I, Inc.                                         DE
QVC Germany II, Inc.                                        DE
QVC Holdings, Inc.                                          DE
QVC International, Inc.                                     DE
QVC Local, Inc.                                             DE
QVC Mexico II, Inc.                                         DE
QVC Mexico III, Inc.                                        DE
QVC Mexico, Inc.                                            DE
QVC Middle East, Inc.                                       DE
QVC NS Holding Company                                      Nova Scotia
QVC ProductWorks, Inc.                                      DE
QVC Publishing, Inc.                                        DE
QVC Realty, Inc.                                            PA
QVC Rocky Mount, Inc.                                       DE
QVC San Antonio, Inc.                                       TX
QVC St. Lucie, Inc.                                         FL
QVC Virginia, Inc.                                          VA
QVC, Inc.                                                   DE
Raystay Corp.                                               PA

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Entity Name                                         Organization Place
-----------                                         ------------------

River City Cablevision, Inc.                              CA
Saturn Cable TV, Inc.                                     CO
SCI 11, Inc.                                              DE
SCI 34, Inc.                                              DE
SCI 36, Inc.                                              DE
SCI 37, Inc.                                              DE
SCI 38, Inc.                                              DE
SCI 48, Inc.                                              DE
SCI 55, Inc.                                              DE
Selkirk Communications (Delaware) Corporation             DE
Shop.eonline.com, LLC                                     CA
Spectacor Adjoining Real Estate New Arena, L.P.           DE
Spectrum Arena Limited Partnership                        PA
StarNet Development, Inc.                                 UT
StarNet Interactive Entertainment, Inc.                   DE
StarNet, Inc.                                             DE
Storer Communications, Inc.                               DE
Suburban Cable TV Co. Inc.                                PA
Suburban Digital Services, Inc.                           DE
Suburban Networks, Inc.                                   DE
The Comcast Foundation                                    DE
The Intercable Group, Ltd.                                CO
The Jones Group, Ltd.                                     CO
The Sacramento Interconnect, LLC                          DE
Tri-State Media, Inc.                                     DE

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